ANNUAL
REPORT

                                                    September 30, 1997

Franklin Managed Trust


   Franklin Corporate Qualified Dividend Fund
   Franklin Rising Dividends Fund
   Franklin Investment Grade Income Fund

                                                        CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

CONTENTS


Shareholder Letter                                                    1
Fund Reports                                                          4
 Franklin Corporate
 Qualified Dividend Fund                                              4
 Franklin Rising
 Dividends Fund                                                      12
 Franklin Investment Grade
 Income Fund                                                         21
Financial Highlights &
Statement of Investments                                             29
Financial Statements                                                 41
Notes to
Financial Statements                                                 45
Report of
Independent Accountants                                              50
Tax Information                                                      51

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Managed Trust annual report for the period ended September 30, 1997.

Up, up and away?

The big news over the 12-month reporting period has been the large flow of capital into the U.S. equity markets. The Dow Jones(R) Industrial Average gained roughly 2100 points over the one-year period, pushing through the 8000-point mark for the first time in July. Strong economic growth (second and third quarter GDP posted annualized rates of 3.3% and 3.5% respectively), combined with the stock market's meteoric rise, prompted some degree of caution on the part of the Federal Reserve Board (the Fed). The chief topic on Wall Street was whether the Federal Open Market Committee would increase the federal funds rate.

To no one's surprise, the Fed nudged the rate higher in March 1997, citing heightened inflation risk as the reason for the quarter-point increase, from 5.25% to 5.50%. Although the market experienced a roughly 10% correction, stock prices rebounded sharply. Despite such a recovery, recent reports show relatively few signs of inflationary pressure. In fact, some economists have dubbed the current, benign U.S. economic environment as the "Goldilocks Economy," as it is neither "too hot" (growing fast enough to generate higher prices and inflation) nor "too cold" (slowing down at a rate that threatens to throw us into recession); rather, the economy -- at this time -- appears to be "just right."


The Tale of the Tortoise and the Hare
We can't promise this positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about market volatility and its long-term direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know the familiar story: the tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Smart investors think like the tortoise. They know mutual fund investments are long-term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. To help reduce concern about volatility, stay focused on the long-term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: all of our portfolio managers are dedicated to providing shareholders like you with careful selection, broad diversification and constant professional supervision.

As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,




William J. Lippman
President

Franklin Managed Trust

"Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."


FRANKLIN CORPORATE
QUALIFIED DIVIDEND FUND

Your Fund's Objective: Franklin Corporate Qualified Dividend Fund is designed to serve as an income-producing vehicle for the cash reserves of taxable corporations. The fund seeks to generate high after-tax income for corporations, consistent with investment in investment-quality securities. The fund invests primarily in the equity securities of domestic corporations whose dividends qualify for the 70% corporate dividends-received deduction.

Franklin Corporate Qualified Dividend Fund continued to meet its investment objective during the one-year reporting period. The fund's share price, as measured by net asset value, fluctuated within a narrow range and ended at $24.03 on September 30, 1997, up from $23.52 at the start of the fiscal year. Throughout the reporting period, the fund continued to pay monthly tax-advantaged income, totaling $1.035 per share.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


As you can see from the chart on page 5, auction-rate preferred stocks and cash & equivalents comprised about 65.3% of total net assets at the close of the fiscal year. Auction-rate preferred stocks tend to exhibit low price-sensitivity to interest rates, because they normally reset their rates every 49 days, based on the results of a Dutch auction. The process generally allows investors to receive par value for their securities at periodic intervals, as other investors bid to set a new dividend rate.

Adjustable-rate preferred stocks offer somewhat less price stability than auction-rate preferreds. Adjustables reset their dividend rates approximately every 90 days (according to a yield spread fixed at the time of original sale) relative to the highest of three U.S. Treasury benchmarks: the three-month Treasury Bill Rate, the 10-year Constant Maturity Rate and the 20-year Constant Maturity Rate. Thus, adjustables tend to maintain their prices when interest rates swing radically, but they are not protected from losses resulting from a decline in credit quality.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Fixed-rate preferred stocks have the least price stability, with limited terms until redemption, ranging from a few months to a few years. This lowers their sensitivity to interest rates similar to that of short- to intermediate-term bonds.

We seek to control various sources of potential risk, including interest rate and credit risk, through careful selection of securities and active management of the fund. National rating services, such as Standard and Poor's(R) and Moody's, as well as our own in-house evaluations, provide portfolio managers with a guide to each issuer's credit quality. The chart to the left illustrates the quality breakdown of the fund's investments at the close of the period.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase or sell for the fund.

Looking forward, we expect to continue emphasizing investment-grade issues and frequent dividend resets to minimize price fluctuation. We believe this conservative approach should position the fund well for the future.

Franklin Corporate
Qualified Dividend Fund
Dividend Distributions

10/1/96 - 9/30/97

                    Dividend
Month               per Share
October              9.0 cents
November             9.0 cents
December             9.0 cents
January              8.5 cents
February             8.5 cents
March                8.5 cents
April                8.5 cents
May                  8.5 cents
June                 8.5 cents
July                 8.5 cents
August               8.5 cents
September            8.5 cents
Total               $1.035

PERFORMANCE SUMMARY

Franklin Corporate Qualified Dividend Fund's share price, as measured by net asset value, increased 51.0 cents, from $23.52 on September 30, 1996, to $24.03 on September 30, 1997. The fund also paid income distributions totaling $1.035 per share over the same period. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.18%, based on an annualization of September's monthly dividend of 8.5 cents ($0.085) per share and the maximum offering price of $24.40 on September 30, 1997. Based on the 1997 maximum federal corporate tax rate of 35%, the taxable equivalent distribution rate was 5.76%, assuming that 100% of your fund's dividends qualify for the 70% corporate dividends-received deduction.



For the period ended September 30, 1997, your fund provided a 12-month cumulative total return of 6.71%. Cumulative total return reflects the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge.

We have always maintained a long-term perspective and encourage our shareholders to do the same. While the fund may experience volatility from time to time, we believe its performance should be satisfactory over the long-term. As the table on page 11 shows, if you had invested in the fund at its inception on January 14, 1987, your cumulative total return would have been 89.24% by the end of the reporting period.



The charts on page 10 compare the fund's performance over the past 10 years with the unmanaged Payden & Rygel 90-day T-Bill Index. As you can see, the fund's pre-tax performance has overperformed the index. More significantly, on an after-tax basis, the fund's performance overperformed the T-Bill Index by an even wider margin.* T-Bills are of course backed by the U.S. Government and carry the lowest credit risk. Fund shares, and its investments are not guaranteed. Comparing a mutual fund to an unmanaged market index is never an exact comparison. An index does not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions to buy and sell stocks and bonds. Unlike an index, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as these had been applied to the index, the index's performance would have been lower. In addition, most of the securities in the Franklin Corporate Qualified Dividend Fund reset their dividends on a 49-day or 90-day cycle. Please remember, an index is simply an indicator of performance, and one cannot invest in it directly.


*The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of the Franklin Corporate Qualified Dividend Fund fluctuate with market condition.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Corporate Qualified Dividend Fund
Periods ended 9/30/97

                                                                      Since
                                                                    Inception
                                         1-Year    5-Year   10-Year (1/14/87)
NAV Cumulative Total Return1              6.71%    25.50%  94.55%    89.24%
POP Cumulative Total Return1              5.10%    23.59%  91.60%    86.41%
NAV Average Annual Total Return2          6.71%     4.65%   6.88%     6.14%
POP Average Annual Total Return2          5.10%     4.33%   6.72%     5.99%

Distribution Rate3                              4.18%
Equivalent Taxable Distribution Rate4           5.76%
30-Day Standardized Yield5                      4.47%
Equivalent Taxable Yield4                       6.15%

1. Net asset value (NAV) cumulative total returns show the change in value of an investment over the periods indicated and do not include the initial sales charge. Public offering price (POP) returns include the sales charge.
2. NAV average annual total returns represent the average annual change in value of an investment over the specified periods and do not include the sales charge. POP returns reflect the maximum 1.5% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the fund's current 8.5 cent per share monthly dividend and the maximum offering price of $24.40 on September 30, 1997.
4. Equivalent taxable distribution rate and yield assume the 1997 maximum federal corporate tax rate of 35%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN RISING DIVIDENDS FUND


Your Fund's Objective: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.

We are pleased to report that the Franklin Rising Dividends Fund performed well during the one-year reporting period ended September 30, 1997. As discussed in the Performance Summary on page 15, the Class I share's one-year cumulative total return was 44.10%.

A significant addition to the portfolio during the period was Nike, Inc., one of the world's most recognized global brands. Other companies whose stock we purchased included Hanna (M.A.) Co., Watts Industries, Inc., and Flowserve Corp., smaller industrial companies in consolidating industries, with a history of solid earnings and dividend growth. In the rapidly changing financial services sector we acquired stock in three leading institutions -- First Union Corp., U.S. Bancorp, and Washington Mutual, Inc.

Among the positions we eliminated from the portfolio were Banc One Corp., Loctite Corp, Arnold Industries Inc., and C.R. Bard Inc. Banc One's heavy dependence on its credit card portfolio, during a period of increasing uncollectable debts, led us to switch to the more attractively positioned First Union Corp. Loctite, a specialty chemical company, was acquired by another company in January at a 37% gain for the fund. We sold our positions in Arnold Industries because the company stopped increasing its dividend after several years of flat earnings. Also, we liquidated our position in Bard, which had difficulty growing earnings in a very competitive environment.

During the one-year period, several holdings made notable dividend increases over the prior year, including Kaydon Corp. (+28.6%), Mercury General Corp. (+20.8%), Nike, Inc. (+33.3%), Nucor Corp. (+25%), Superior Surgical Manufacturing Co., Inc. (+22.2%), Wal-Mart Stores, Inc. (+28.6%), and Washington Mutual, Inc. (+17.4%).

Franklin Rising Dividends Fund vs.
Standard & Poor's 500(R) Stock Index*
Common Stock Analysis
Quarter Ended September 30, 1997
                                      Franklin Rising
                                      Dividends Fund   S&P 500

Gross Income Yield                         1.8%          1.6%
Price/Book Value                           4.0x          4.6x
Average Market Capitalization          12.8 billion  14.6 billion
Price/Earnings Ratio                       16.3          23.4
BETA                                        .83          1.00


Glossary of Terms:
Gross Income Yield: Rate of dividend return for a stock, calculated by dividing the annual dividend by the stock price.
Price/Book Value: Ratio of a stock's price to its book value per share. Book value is the total net asset value of a company's securities (total assets minus total liabilities). Dividing book value by the number of common shares outstanding gives the book value per share. A stock that has a low ratio of price to book value may be underpriced and thus, a good value.
Market Capitalization: The value of a company, determined by multiplying the market price of one share by the number of its issued and outstanding shares. Price/Earnings Ratio (P/E): The price of a stock divided by the company's earnings per share. For instance, a stock selling for $40 a share, and the company earned $2 per share last year, has a trailing P/E of 20. Companies with P/Es greater than 20 tend to be young and fast growing, while low P/E stocks tend to be in mature industries or of established blue chip companies. P/E is often used to demonstrate how expensive a stock is (i.e., how much investors are willing to pay for a company's earnings).
BETA: A measure of a stock's relative volatility. In this case relative to the S&P 500, which has a beta of 1.0. Thus, a beta below this number indicates a stock or fund should be less volatile than the S&P 500, while a beta higher than
1.0 indicates greater volatility than the S&P 500. A fund beta of .83 indicates the fund should be about 20% less volatile than the S&P 500.


Franklin Rising
Dividends Fund
Top 10 Stock Holdings
9/30/97
Company                                         % of Total
Industry                                        Net Assets
Family Dollar Stores, Inc.                         3.5%
Retail
Wallace Computer
Services, Inc.                                     3.0%
Office/Business Supplies
Nucor Corp.                                        2.8%
Industrial
Nike, Inc.                                         2.7%
Consumer Goods & Services
Millipore Corp.                                    2.5%
Industrial
Mercury General Corp.                              2.5%
Insurance-Property Casualty
Watts Industries, Inc., Class A                    2.2%
Industrial
Washington Mutual, Inc.                            2.2%
Banks/Thrifts
Dimon, Inc.                                        2.2%
Consumer Goods & Services
Circle International
Group, Inc.                                        2.1%
Transportation

For a complete list of portfolio holdings, please see page 34.

We base our investment strategy on the belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. Highlighted in the table on page 13 are several criteria we use to select portfolio securities. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

As shown on the table to the left, our ten largest positions on September 30, 1997, comprised approximately 26% of the fund's total net assets. It is interesting to note how these ten companies would, in the aggregate, answer the fund's screening criteria based on a simple average of statistical measures. On average, these ten companies have raised their dividends 16 years in a row and by 413% in the last ten years. The most recent dividend increases averaged 16.2%, for a quarter-end yield of 1.3% on September 30, 1997, and a dividend payout ratio of 23%. On the same date, long-term debt averaged 21% of capitalization, and the average price/earnings ratio was 18.7%, versus 20.9% for the unmanaged Standard & Poor's 500 Stock Index.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


*Source: Standard and Poor's. The S&P 500 Index is unmanaged, and one cannot invest directly in an index.


PERFORMANCE SUMMARY



Class I

Franklin Rising Dividends Fund - Class I reported a cumulative total return of 44.10% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 17, the fund's Class I shares delivered a cumulative total return of more than 247% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased $6.90, from $20.03 on September 30, 1996, to $26.93 on September 30, 1997. The fund paid distributions totaling $1.49 per share, including 17.9 cents ($0.179) in dividend income, and a long-term capital gain of $1.311 per share in December 1996. Distributions will vary depending on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 17 compares the performance of the fund's Class I shares since inception, with that of the unmanaged Wilshire MidCap Growth Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks and bonds. Unlike an index, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest in it directly.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Rising Dividends Fund - Class I

Periods ended 9/30/97
                                                                     Since
                                                                   Inception
                                 1-Year    5-Year       10-Year    (1/14/87)
Cumulative Total Return1         44.10%    101.19%     247.89%      261.60%
Average Annual Total Return2     37.64%     13.95%      12.76%       12.27%
Distribution Rate3                     .45%
30-Day Standardized Yield4             .55%
Value of $10,000 Investment5   $13,764    $19,208     $33,236      $34,537

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.5% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 3.2 cents per share quarterly dividend and the maximum offering price of $28.20 on September 30, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ.

Class II
Franklin Rising Dividends Fund - Class II reported a cumulative total return of 43.37% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 20, the fund's Class II shares delivered a cumulative total return of more than 89% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $6.87, from $19.98 on September 30, 1996, to $26.85 on September 30, 1997. The fund paid distributions totaling $1.3793 per share, including 6.83 cents ($0.0683) in dividend income, and a long-term capital gain of $1.311 per share in December 1996. Distributions will vary depending on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 20 compares the performance of the fund's Class II shares since inception, with that of the unmanaged Wilshire MidCap Growth Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks and bonds. Unlike an index, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Rising Dividends Fund - Class II

Periods ended 9/30/97
                                                         Since
                                                       Inception
                                              1-Year   (5/1/95)
Cumulative Total Return1                      43.37%     89.55%
Average Annual Total Return2                  40.96%     29.73%
Distribution Rate3                 .05%
30-Day Standardized Yield4         .06%
Value of $10,000 Investment5                 $14,096    $18,761

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current .31 cent per share quarterly dividend and the maximum offering price of $27.12 on September 30, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN INVESTMENT
GRADE INCOME FUND


Your Fund's Objective: Franklin Investment Grade Income Fund seeks a maximum level of income consistent with prudent exposure to risk. The fund pursues this objective by investing in investment grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.1

1. Generally, long-term securities and lower-quality securities provide higher yields.

A money-market fund seeks a stable $1.00 per share net asset value.

During the one-year reporting period, the fund's Class I share price, as measured by net asset value, remained relatively stable, increasing from $9.01 to $9.08. Our continuing emphasis on purchasing securities with limited maturities greatly contributed to this share price stability. Because long-term interest rates often exhibit relatively significant volatility, many investors embraced the greater stability associated with short- and intermediate-term investment instruments the fund typically purchases.

Also contributing to the fund's low level of volatility was our focus on purchasing high-quality issues and using "put" bonds. As illustrated in the chart on page 22, 71.8% of the fund's total net assets are invested in AAA-rated issues (the highest-rated securities available), while 4.56% are AA with the remainder in A-rated instruments.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The use of put bonds remains an integral part of our conservative investment strategy. A put bond is one that can be redeemed before maturity, at face value
(par). Thus, if interest rates rise, we can redeem a put bond early, at par on the optional retirement date, and reinvest the proceeds at the new, higher interest rate. Conversely, if interest rates decline by the security's optional retirement date, we can either keep the higher-yielding bond, or sell it at a favorable price.

On September, 30 1997, 43.67% of the portfolio's total net assets consisted of government and government related bonds, 10.35% straight, short- and intermediate-term corporate bonds, 22.68% corporate "put" bonds, and 23.30% cash and cash equivalents.

The fund's average weighted maturity was 1.75 years, using the optional put dates as the effective maturities, and 8.70 years, using the stated maturities.

We will continue to maintain our conservative investment posture. It is our belief that this strategy can enable us to produce solid total returns without subjecting the portfolio's share price to significant price volatility. This discussion reflects the strategies we employed for the fund during the year under review and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.



PERFORMANCE SUMMARY
Class I

Franklin Investment Grade Income Fund - Class I share price, as measured by net asset value, increased 7.0 cents, from $9.01 on September 30, 1996, to $9.08 on September 30, 1997. The fund paid distributions totaling 42.90 cents ($0.429) per share in dividend income and distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The fund posted a cumulative total return of 5.68% for the 12-month period ended September 30, 1997. Cumulative total return measures the change in value of an investment over the periods indicated, assuming reinvestment of all distributions, and does not include the initial sales charge.

Franklin Investment
Grade Income Fund
Dividend Distributions

10/1/96 - 9/30/97

                    Dividend
Month               per Share
October             3.3 cents
November            3.3 cents
December            6.6 cents
January             3.3 cents
February            3.3 cents
March               3.3 cents
April               3.3 cents
May                 3.3 cents
June                3.3 cents
July                3.3 cents
August              3.3 cents
September           3.3 cents
Total              42.9 cents


The graph on page 25 compares the performance of the fund's Class I shares, since inception, with the Consumer Price Index (CPI) and the Lehman Brothers Government /Corporate Bond Index.

As the graph illustrates, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment.

Comparing a mutual fund with an unmanaged index, however, is never an exact comparison. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions to buy and sell stocks and bonds. Unlike an index, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Investment Grade Income Fund - Class I

Periods ended 9/30/97
                                                         Since
                                                       Inception
                             1-Year   5-Year  10-Year  (1/14/87)
Cumulative Total Return1     5.68%   27.17%   105.10%    87.63%
Average Annual Total Return2 1.19%    4.01%     6.98%     5.63%
Distribution Rate3                4.18%
30-Day Standardized Yield4        4.44%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 3.3 cents per share monthly dividend and the maximum offering price of $9.48 on September 30, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Investment Grade Income Fund
Dividend Distributions

1/2/97 - 9/30/97

                    Dividend
Month               per Share
January             3.30 cents
February            3.83 cents
March               3.46 cents
April               3.44 cents
May                 3.45 cents
June                3.47 cents
July                3.45 cents
August              3.45 cents
September           3.45 cents
Total              31.3 cents

Advisor Class

Franklin Investment Grade Income Fund - Advisor Class share price, as measured by net asset value, increased 4.0 cents, to $9.07 on September 30, 1997, from $9.03 on January 2, 1997, the day Advisor Class shares became available.

During the nine-month period your fund paid income distributions totaling 31.3 cents ($0.313) per share. Distributions will vary based on the earnings of the fund's portfolio and past distributions are not indicative of future trends.

Based on an annualization of September's monthly dividend of 3.45 cents ($0.0345) per share and the fund's share price of $9.07 on September 30, 1997, your fund's distribution rate was 4.56%.

For the nine-month period ended September 30, 1997, your fund posted a cumulative total return of 3.99%. Cumulative total return measures the change in value of an investment over the periods indicated, assuming reinvestment of all distributions.

The graph on page 28 compares the performance of the fund's Advisor Class shares, since inception, with the Consumer Price Index (CPI) and the Lehman Brothers Government/Corporate Bond Index. As the graph illustrates, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment.

Comparing a mutual fund with an unmanaged index, however, is never an exact comparison. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions to buy and sell stocks and bonds. Unlike an index, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest in it directly.



GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Investment Grade Income Fund - Advisor Class

Periods ended 9/30/97
                                                         Since
                                                       Inception
                             1-Year   5-Year  10-Year  (1/14/87)
Cumulative Total Return1     5.74%   27.23%   105.21%    87.73%
Average Annual Total Return1 5.74%    4.94%     7.45%     6.06%
Distribution Rate2                4.56%
30-Day Standardized Yield3        4.82%

Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 3.99%.
1. Cumulative total returns measure the change in value of an investment over the periods indicated. Average annual total returns represent the average annual change in value of an investment over the specified periods.
2. Distribution rate is based on an annualization of the current 3.45 cents per share monthly dividend and the share price of $9.07 on September 30, 1997.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principle value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN MANAGED TRUST
Financial Highlights



Franklin Corporate Qualified Dividend Fund
                                                                               Class I
                                                       -----------------------------------------------------
                                                                      Year Ended September 30,
                                                       -----------------------------------------------------
                                                           1997      1996       1995      1994      19931
                                                       -----------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $23.52    $23.76     $23.69    $24.47    $23.75
                                                       -----------------------------------------------------
Income from investment operations:
 Net investment income                                        1.11      1.10       1.21      1.02       .73
 Net realized and unrealized gains (losses)                    .44      (.19)     --         (.84)      .78
                                                       -----------------------------------------------------
Total from investment operations                              1.55       .91       1.21       .18      1.51
Less distributions from:
 Net investment income                                       (1.04)    (1.15)     (1.14)     (.96)     (.79)
                                                       -----------------------------------------------------
Net asset value, end of year                                $24.03    $23.52     $23.76    $23.69    $24.47
                                                       =====================================================
Total return*                                                 6.71%     3.94%      5.26%      .72%     6.44%

Ratios/Supplemental Data:
Net assets, end of year (000's)                            $24,546   $27,791    $27,793   $31,790   $33,849
Ratios to average net assets:
 Expenses                                                     1.03%     1.07%      1.02%     1.00%     1.06%**
 Net investment income                                        4.56%     4.64%      5.02%     4.19%     4.09%**
Portfolio turnover rate                                      13.41%    24.88%     29.18%    32.17%    27.46%
Average commission rate paid***                               $.0600    $.0600       --        --      --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

1For the nine months ended September 30, 1993.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1997





 Franklin Corporate Qualified Dividend Fund                                            SHARES      VALUE
 aAdjustable Rate Preferred Stocks 18.9%
 Commercial Banks & Bank Holding Companies 10.7%
 Bankers Trust (New York), 7.375% flex rate pfd., Series J                              28,000 $ 1,420,748
 Citicorp, 5.502% adj. rate pfd., Series 19                                             48,200   1,205,000
                                                                                             -------------
                                                                                                 2,625,748
                                                                                             -------------
 Electric Utilities 8.2%
 Arizona Public Service Co., 6.00% adj. rate pfd., Series Q                             10,000     925,000
 Toledo Edison Co., 7.00% cum. adj. rate pfd., Series A                                 46,700   1,100,369
                                                                                             -------------
                                                                                                 2,025,369
                                                                                             -------------
 Total Adjustable Rate Preferred Stocks (Cost $4,667,992)                                        4,651,117
                                                                                             -------------
bAuction Rate Preferred Stocks 40.0%
cAlabama Power Co., 3.919%, Series 1993                                                      2     200,181
cCNA Financial Corp., 4.135%, Series F                                                      12   1,201,930
cCentral Power & Light Corp., 4.39%, Series B                                               12   1,202,072
cGeneral Electric Capital Corp., 3.90%, Series K                                            12   1,201,977
cInternational Lease Finance, 4.125%, Series B                                              12   1,203,905
dMorgan (JP), Inc., 3.91%, Series C                                                      1,200   1,205,344
cNorthern Trust Corp., 4.04%, Series C                                                      12   1,206,599
cRepublic NY Corp., 4.095%, Series A                                                        12   1,203,730
cVirginia Electric & Power Co., 4.15%, Series 92-A                                          12   1,201,245
                                                                                             -------------
 Total Auction Rate Preferred Stocks (Cost $9,800,000)                                           9,826,983
                                                                                             -------------
 Fixed Rate Preferred Stocks 15.8%
 Financial Services 4.1%
 Donaldson, Lufkin & Jenrette Securities Corp., 5.94% adj. rate pfd., Series A          20,000   1,016,250
                                                                                             -------------
 Pharmaceuticals 5.5%
cSmithkline Beecham Holding, 5.58%, Series A-1                                              13   1,342,250
                                                                                             -------------
 Utilities 6.2%
 Entergy Louisiana, Inc., 7.00% S.F., pfd.                                              15,000   1,532,812
                                                                                             -------------
 Total Fixed Rate Preferred Stocks (Cost $3,926,250)                                             3,891,312
                                                                                             -------------
 Total Long Term Investments (Cost $18,394,242)                                                 18,369,412
                                                                                             -------------


                                                                                                PRINCIPAL
 Franklin Corporate Qualified Dividend Fund                                            AMOUNT      VALUE
eRepurchase Agreement 25.4%
Joint Repurchase Agreement, 6.010%, 10/01/97, (Maturity Value $6,236,801) (Cost $6,235,761)
  Aubrey G. Lanston & Co., Inc., ($474,460)
  B.A. Securities, Inc., ($474,460)
  Barclays de Zoete Wedd Securities, Inc., ($543,281)
  Bear, Stearns & Co., Inc., ($474,460)
  CIBC Wood Gundy Securities Corp., ($474,460)
  Donaldson, Lufkin & Jenrette Securities Corp., ($474,460)
  Dresdner Kleinwort Benson North America L.L.C., ($474,460)
  Fuji Securities, Inc., ($474,460)
  Lehman Brothers, Inc., ($474,460)
  Sanwa Securities (USA) Co., L.P., ($474,460)
  Swiss Bank Corp. Investment Bank, ($474,460)
  The Nikko Securities Co. International, Inc., ($474,460)
  UBS Securities, L.L.C., ($474,460)
 Collateralized by U.S. Treasury Bills and Notes                                    $6,235,761 $ 6,235,761
                                                                                             -------------
 Total Investments (Cost $24,630,003) 100.1%                                                    24,605,173
 Other Assets, less Liabilities (.1)%                                                             (59,670)
                                                                                             -------------
 Net Assets 100.0%                                                                             $24,545,503
                                                                                             =============
aDividend rates adjust quarterly in reference to various U.S. Treasury benchmarks.
bDividend rates adjust in response to periodic auctions, normally on a 49-day cycle.
c1 share = $100,000 par value
d1 share = $1,000 par value
eSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Rising Dividends Fund
                                                                               Class I
                                                       -----------------------------------------------------
                                                                      Year Ended September 30,
                                                       -----------------------------------------------------
                                                           1997      1996       1995      1994      19931
                                                       -----------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $20.03    $17.31     $14.67    $15.43    $16.18
                                                       -----------------------------------------------------
Income from investment operations:
 Net investment income                                         .16       .28        .33       .28       .19
 Net realized and unrealized gains (losses)                   8.23      2.78       2.61      (.80)     (.74)
                                                       -----------------------------------------------------
Total from investment operations                              8.39      3.06       2.94      (.52)     (.55)
                                                       -----------------------------------------------------
Less distributions from:
 Net investment income                                        (.18)     (.34)      (.30)     (.24)     (.20)
 Net realized gains                                          (1.31)    --         --        --        --
                                                       -----------------------------------------------------
Total distributions                                          (1.49)     (.34)      (.30)     (.24)     (.20)
                                                       -----------------------------------------------------
Net asset value, end of year                                $26.93    $20.03     $17.31    $14.67    $15.43
                                                       =====================================================
Total return*                                                44.10%    17.83%     20.32%    (3.38)%   (3.43)%

Ratios/Supplemental Data:
Net assets, end of year (000's)                           $394,873  $277,746   $260,917  $261,461  $356,708
Ratios to average net assets:
 Expenses                                                     1.41%     1.40%      1.43%     1.43%       1.40%**
 Net investment income                                         .71%     1.49%      2.10%     1.81%       1.73%**
Portfolio turnover rate                                      39.47%    31.55%     14.60%    25.75%    11.48%
Average commission rate paid***                             $.0511    $.0508         --        --        --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
1For the nine months ended September 30, 1993.
Franklin Rising Dividends Fund

                                                                                        Class II
                                                                              ----------------------------
                                                                                Year Ended September 30,
                                                                              ----------------------------
                                                                                1997      1996      19952
                                                                              ----------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                               $19.98    $17.28    $15.47
                                                                              ----------------------------
Income from investment operations:
 Net investment income                                                              .08       .21       .11
 Net realized and unrealized gains                                                 8.17      2.74      1.83
                                                                              ----------------------------
Total from investment operations                                                   8.25      2.95      1.94
                                                                              ----------------------------
Less distributions from:
 Net investment income                                                             (.07)     (.25)     (.13)
 Net realized gains                                                               (1.31)    --        --
                                                                              ----------------------------
Total distributions                                                               (1.38)     (.25)     (.13)
                                                                              ----------------------------
Net asset value, end of year                                                     $26.85    $19.98    $17.28
                                                                              ============================
Total return*                                                                     43.37%    17.16%    12.56%

Ratios/Supplemental Data:
Net assets, end of year (000's)                                                 $14,526    $3,882    $1,060
Ratios to average net assets:
 Expenses                                                                          1.95%     1.95%     1.90%**
 Net investment income                                                              .17%      .94%     1.92%**
Portfolio turnover rate                                                           39.47%    31.55%    14.60%
Average commission rate paid***                                                    $.0511    $.0508      --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
2For the period May 1, 1995 (effective date) to September 30, 1995.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1997





 Franklin Rising Dividends Fund                                                       SHARES       VALUE
 Common Stocks 96.9%
 Banks/Thrifts 14.4%
 CoreStates Financial Corp.                                                            64,000  $ 4,236,000
 First Union Corp.                                                                    160,000    8,010,000
 Mercantile Bankshares Corp.                                                          166,050    5,396,625
 National Commerce Bancorp.                                                           242,300    6,602,675
 State Street Corp.                                                                    98,200    5,984,063
 TrustCo Bank Corp., New York                                                         282,710    7,703,848
 U.S. Bancorp                                                                          70,500    6,803,250
 Washington Mutual, Inc.                                                              127,000    8,858,250
 Wilmington Trust Corp.                                                                96,200    5,254,920
                                                                                             -------------
                                                                                                58,849,631
                                                                                             -------------
 Consumer Goods & Services 16.2%
 Alberto-Culver Co., Class A                                                          337,200    8,725,050
 Block Drug Co., Inc., Class A                                                         95,786    4,573,782
 Dimon, Inc.                                                                          367,700    9,192,500
 Newell Co.                                                                           187,200    7,488,000
 Nike, Inc., Class B                                                                  208,500   11,050,500
 Philip Morris Cos., Inc.                                                             168,700    7,011,594
 Sherwin-Williams Co.                                                                 121,000    3,561,938
 Stanhome, Inc.                                                                       165,000    4,877,813
 Universal Corp.                                                                      192,300    6,970,875
 UST, Inc.                                                                             89,700    2,741,456
                                                                                             -------------
                                                                                                66,193,508
                                                                                             -------------
 Drugs/Health Care 4.8%
 Becton, Dickinson & Co                                                               139,800    6,692,925
 Bristol-Myers Squibb Co.                                                              32,200    2,664,550
 Merck & Co., Inc.                                                                     24,700    2,468,456
 Monsanto Co.                                                                         118,500    4,621,500
 West Co., Inc.                                                                        98,600    3,253,800
                                                                                             -------------
                                                                                                19,701,231
                                                                                             -------------
 Electronics/Technology 6.0%
 Baldor Electric Co.                                                                   68,600    2,088,013
 Cohu, Inc.                                                                            99,900    5,369,625
 General Electric Co.                                                                  65,000    4,424,063
 Hewlett-Packard Co.                                                                   81,100    5,641,519
 Hubbell Inc., Class B                                                                 68,300    3,158,875
 Rockwell International Corp.                                                          62,300    3,921,006
                                                                                             -------------
                                                                                                24,603,101
                                                                                             -------------
 Energy 1.3%
 Royal Dutch Petroleum Co., New York Shares,
 ADR (Netherlands)                                                                     93,700    5,200,350
                                                                                             -------------
 Financial Services 2.1%
 Fannie Mae                                                                           180,000    8,460,000
                                                                                             -------------
 Industrial 20.5%
 Boeing Co.                                                                             7,500      408,281
 Donaldson Co., Inc.                                                                   33,200    1,593,600
 Industrial (cont.)
 Dover Corp.                                                                           99,200  $ 6,733,200
 Flowserve Corp.                                                                      259,700    7,758,538
 Graco, Inc.                                                                           17,600      629,200
 Hanna (M.A.) Co.                                                                     276,900    7,355,156
 Kaydon Corp.                                                                         109,700    6,582,000
 Kimball International, Inc., Class B                                                 157,500    6,615,000
 Leggett & Platt, Inc.                                                                121,200    5,400,975
 Millipore Corp.                                                                      208,300   10,232,738
 Myers Industries, Inc.                                                               191,180    3,154,470
 Nucor Corp.                                                                          215,900   11,375,231
 Superior Industries International, Inc.                                              181,600    5,028,050
 Superior Surgical Manufacturing Co., Inc.                                            125,300    1,973,475
 Watts Industries, Inc., Class A                                                      323,600    8,979,900
                                                                                             -------------
                                                                                                83,819,814
                                                                                             -------------
 Insurance - Life .1%
 American Heritage Life Investment Corp.                                               16,900      676,000
                                                                                             -------------
 Insurance - Property/Casualty 12.4%
 Allied Group, Inc.                                                                   167,750    8,523,797
 American International Group, Inc.                                                    35,250    3,637,359
 Chubb Corp.                                                                          100,000    7,106,250
 Harleysville Group, Inc.                                                              22,400      940,800
 Mercury General Corp.                                                                115,600   10,115,000
 MMI Cos., Inc.                                                                       296,900    7,830,738
 RLI Corp.                                                                            188,850    8,498,250
 St. Paul Cos., Inc.                                                                   50,200    4,094,438
                                                                                             -------------
                                                                                                50,746,632
                                                                                             -------------
 Office/Business Supplies 8.4%
 Avery Dennison Corp.                                                                 188,600    7,544,000
 Brady, (W.H.) Co.                                                                    170,700    5,334,375
 Ennis Business Forms, Inc.                                                           256,900    2,906,181
 Standard Register Co.                                                                192,700    6,419,319
 Wallace Computer Services, Inc.                                                      330,200   12,176,125
                                                                                             -------------
                                                                                                34,380,000
                                                                                             -------------
 Retail 8.6%
 Family Dollar Stores, Inc.                                                           625,600   14,271,500
 Gap, Inc.                                                                             48,900    2,448,056
 The Limited, Inc.                                                                    187,200    4,574,700
 Rite Aid Corp.                                                                       116,900    6,480,644
 Wal-Mart Stores, Inc.                                                                204,300    7,482,488
                                                                                             -------------
                                                                                                35,257,388
                                                                                             -------------
 Transportation 2.1%
 Circle International Group, Inc.                                                     295,300    8,785,175
                                                                                             -------------
 Total Common Stocks (Cost $262,837,113)                                                       396,672,830
                                                                                             -------------
 Convertible Preferred Stock .2%
 American Heritage Life Investment Corp., 8.50% cvt. pfd.                              12,500    $ 775,000
                                                                                             -------------
 Total Convertible Preferred Stock (Cost $625,000)                                                 775,000
                                                                                             -------------
 Total Long Term Investments ($263,462,113)                                                    397,447,830
                                                                                             -------------


                                                                                     PRINCIPAL
                                                                                      AMOUNT
 eRepurchase Agreement 3.8%
 Joint Repurchase Agreement, 6.010%, 10/01/97,
 (Maturity Value $15,628,710) (Cost $15,626,102)
  Aubrey G. Lanston & Co., Inc., ($1,188,744)
  B.A. Securities, Inc., ($1,188,744)
  Barclays de Zoete Wedd Securities, Inc., ($1,361,172)
  Bear, Stearns & Co., Inc., ($1,188,744)
  CIBC Wood Gundy Securities Corp., ($1,188,744)
  Donaldson, Lufkin & Jenrette Securities Corp., ($1,188,744)
  Dresdner Kleinwort Benson North America, L.L.C., ($1,188,744)
  Fuji Securities, Inc., ($1,188,744)
  Lehman Brothers, Inc., ($1,188,744)
  The Nikko Securities Co. International, Inc., ($1,188,744)
  Sanwa Securities (USA) Co., L.P., ($1,188,744)
  Swiss Bank Corp. Investment Bank, ($1,188,744)
  UBS Securities L.L.C., ($1,188,744)
  Collateralized by U.S. Treasury Bills and Notes                                 $15,626,102   15,626,102
                                                                                             -------------
Total Investments (Cost $279,088,215) 100.9%                                                   413,073,932
Other Assets, less Liabilities (.9%)                                                           (3,674,504)
                                                                                             -------------
Net Assets 100.0%                                                                             $409,399,428
                                                                                             =============
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Investment Grade Income Fund
                                                                               Class I
                                                            --------------------------------------------
                                                                      Year Ended September 30,
                                                            --------------------------------------------
                                                           1997      1996       1995      1994      19931
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                           $9.01     $9.04      $8.82     $9.31     $8.93
                                                            --------------------------------------------
Income from investment operations:
 Net investment income                                         .41       .44        .44       .45       .38
 Net realized and unrealized gains (losses)                    .09      (.06)       .26      (.54)      .40
                                                            --------------------------------------------
Total from investment operations                               .50       .38        .70      (.09)      .78
                                                            --------------------------------------------
Less distributions from:
 Net investment income                                        (.43)     (.41)      (.48)     (.40)     (.40)
                                                            --------------------------------------------
Net asset value, end of year                                 $9.08     $9.01      $9.04     $8.82     $9.31
                                                            --------------------------------------------
Total return*                                                 5.68%     4.25%      8.21%    (1.02)%    8.94%

Ratios/Supplemental Data:
Net assets, end of year (000's)                             $43,568   $29,372    $29,824   $29,553   $35,970
Ratios to average net assets:
 Expenses                                                     1.05%     1.06%      1.09%     1.05%       1.09%**
 Net investment income                                        4.73%     4.81%      4.96%     4.91%       5.61%**
Portfolio turnover rate                                      41.32%    20.06%     64.70%    10.57%      53.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
1For the nine months ended September 30,1993.
Franklin Investment Grade Income Fund

                                          Advisor Class
                                        ---------------
                                              19973
                                        ---------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period             $9.03
                                        ---------------
Income from investment operations:
 Net investment income                             .28
 Net realized and unrealized gains                 .07
                                        ---------------
Total from investment operations                   .35
                                        ---------------
Less distributions from:
 Net investment income                            (.31)
                                        ---------------
Net asset value, end of period                   $9.07
                                        ===============
Total return*                                     3.98%

Ratios/Supplemental Data:
Net assets, end of period (000's)                  $39
Ratios to average net assets:
 Expenses                                           .85%**
 Net investment income                             4.84%**
Portfolio turnover rate                           41.32%


*Total return is not annualized.
**Annualized
3For the period January 2, 1997 (effective date) to September 30, 1997.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1997



                                                                                                 PRINCIPAL
 Franklin Investment Grade Income Fund                                                 AMOUNT      VALUE
 U.S. Government Securities and Agencies 43.7%
 Tennessee Valley Authority, bonds,
 (putable* 7/15/01, callable 7/15/20),
 6.235%, 7/15/45                                                                  $ 2,000,000 $ 2,015,474
 U.S. Treasury Notes, 5.625%, 10/31/97                                              1,000,000   1,000,626
 U.S. Treasury Notes, 5.125%, 4/30/98                                               1,000,000     998,126
 U.S. Treasury Notes, 5.875%, 8/15/98                                               2,000,000   2,003,752
 U.S. Treasury Notes, 5.875%, 1/31/99                                               2,000,000   2,003,752
 U.S. Treasury Notes, 5.875%, 3/31/99                                               1,000,000   1,001,876
 U.S. Treasury Notes, 6.00%, 6/30/99                                                2,000,000   2,007,502
 U.S. Treasury Notes, 5.875%, 7/31/99                                               2,000,000   2,001,876
 U.S. Treasury Notes, 5.875%, 8/31/99                                               3,000,000   3,002,814
 U.S. Treasury Notes, 5.75%, 9/30/99                                                1,000,000     999,376
 U.S. Treasury Notes, 6.00%, 8/15/00                                                2,000,000   2,007,502
                                                                                             -------------
 Total U.S. Government Securities and Agencies (Cost $19,042,442)                              19,042,676
                                                                                             -------------
 Corporate Bonds 33.0%
 Business Services 3.5%
 Xerox Corp., (putable* 5/05/98), 5.90%, 5/05/37                                    1,500,000   1,508,005
                                                                                             -------------
 Consumer Goods 4.7%
 Coca-Cola Enterprises, deb., (putable* 10/15/03), 6.70%,10/15/36                   2,000,000   2,048,628
                                                                                             -------------
 Electric Utilities 2.3%
 Southern California Edison Co., notes, 5.875%, 2/01/98                             1,000,000   1,000,495
                                                                                             -------------
 Financial Services 7.5%
 Ford Motor Credit Corp., global bond, 6.25%, 2/26/98                               1,500,000   1,506,825
 Norwest Financial, Inc., senior notes, 6.23%, 9/01/98                              1,000,000   1,003,403
 Sear Roebuck Acceptance Corp., (putable* 11/15/00), 6.13%, 11/15/05                  775,000     771,407
                                                                                             -------------
                                                                                                3,281,635
                                                                                             -------------
 Industrial 4.6%
 WMX Technologies, Inc., notes, (putable* 5/15/00), 6.65%, 5/15/05                  2,000,000   2,027,502
                                                                                             -------------
 Retail 3.5%
 Penney J.C. & Co., Inc., deb., (putable* 8/15/03), 6.90%, 8/15/26                  1,500,000   1,535,314
                                                                                             -------------
                                                                                                1,535,314
                                                                                             -------------
 Telephone Utilities 6.9%
 Bellsouth Telecommunications Corp., deb., (putable* 11/15/00), 5.85%, 11/15/45     2,000,000   1,999,814
 New England Telephone and Telegraph, notes, 6.25%, 12/15/97                        1,000,000   1,001,297
                                                                                             -------------
                                                                                                3,001,111
                                                                                             -------------
 Total Corporate Bonds (Cost $14,286,993)                                                      14,402,690
                                                                                             -------------
 Total Long Term Investments (Cost $33,329,435)                                                33,445,366
                                                                                             -------------
 eRepurchase Agreement 26%
 Joint Repurchase Agreement, 6.010%, 10/01/97,
 (Maturity Value $11,351,756) (Cost $11,349,862)
  Aubrey G. Lanston & Co., Inc., ($863,576)
  B.A. Securities, Inc., ($863,576)
  Barclays De Soete Wedd Securities, Inc., ($988,844)
  Bear, Stearns & Co. ,Inc., ($863,576)
  CIBC Wood Gundy Securities Corp., ($863,576)
 Donaldson, Lufkin & Jenrette Securities Corp., ($863,576)
 Dresdner Kleinwort Benson North America, L.L.C., ($863,576)
 Fuji Securities, Inc., ($863,576)
 Lehman Brothers,Inc., ($863,576)
 The Nikko Securities Co. International, Inc., ($863,576)
 Sanwa Securities (USA) Co. , L.P., ($863,576)
 Swiss Bank Corp Investment Bank, ($863,576)
 UBS Securities L.L.C., ($863,576)
 Collateralized by U.S. Treasury Bills and Notes                                  $11,349,862 $11,349,862
                                                                                             -------------
 Total Investments (Cost $44,679,297) 102.7%                                                   44,795,228
 Other Assets, less Liabilities (2.7%)                                                         (1,187,612)
                                                                                             -------------
 Net Assets 100.0%                                                                            $43,607,616
                                                                                             =============

*Holder may redeem at par on put date.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN MANAGED TRUST
Financial Statements

Statement of Assets and Liabilities
September 30, 1997


                                                                   Franklin      Franklin       Franklin
                                                              Corporate Qualified Rising    Investment Grade
                                                                 Dividend FundDividends Fund   Income Fund
                                                               ---------------------------------------------
Assets:
Investments in securities:
 Cost                                                            $18,394,242   $263,462,113   $33,329,435
                                                               =============================================
 Value                                                            18,369,412    397,447,830    33,445,366

Receivable from repurchase agreement
 at value and cost                                                 6,235,761     15,626,102    11,349,862
Cash                                                                  56,330        289,911        51,623
Receivables:
 Dividends and interest                                                   --        654,109       451,932
 Investment securities sold                                               --      1,569,272            --
 Capital shares sold                                                   6,317        281,637       325,002
                                                               ---------------------------------------------
Total assets                                                      24,667,820    415,868,861    45,623,785
                                                               ---------------------------------------------
Liabilities:
Payables:
 Investment securities purchased                                          --      5,431,856     1,320,221
 Capital shares redeemed                                              57,105        110,516       597,270
 Affiliates                                                           23,430        616,765        37,902
 Shareholders                                                         27,453        266,335        49,128
Other liabilities                                                     14,329         43,961        11,648
                                                               ---------------------------------------------
Total liabilities                                                    122,317      6,469,433     2,016,169
                                                               ---------------------------------------------
 Net assets, at value                                            $24,545,503   $409,399,428   $43,607,616
                                                               =============================================
Net assets consist of:
 Undistributed net investment income                               $ 273,041            $--     $ 269,981
 Net unrealized appreciation (depreciation)                          (24,830)   133,985,717       115,931
 Accumulated net realized gain (loss)                             (1,968,650)    45,879,382      (810,425)
 Capital shares                                                   26,265,942    229,534,329    44,032,129
                                                               ---------------------------------------------
Net assets, at value                                             $24,545,503   $409,399,428   $43,607,616
                                                               =============================================


                                                                    Franklin       Franklin        Franklin
                                                            Corporate Qualified     Rising      Investment Grade
                                                               Dividend Fund     Dividends Fund   Income Fund
                                                               ---------------------------------------------
Class I:

 Net assets, at value                                            $24,545,503   $394,873,117   $43,568,321
                                                               =============================================
 Shares outstanding                                                1,021,275     14,663,468     4,799,828
                                                               =============================================
 Net asset value per share*                                           $24.03         $26.93         $9.08
                                                               =============================================
 Maximum offering price per share
 (100 O 98.5%, 100 O 95.5%,
 100 O 95.75% of net assets
 value per share, respectively)                                       $24.40         $28.20         $9.48
                                                               =============================================
Class II:
 Net assets, at value                                                          $ 14,526,311
                                                                              =============
 Shares outstanding                                                                 540,970
                                                                              =============
 Net asset value per share*                                                          $26.85
                                                                              =============
 Maximum offering price per share
 (100 / 99% of net asset value per share)                                            $27.12
                                                                              =============
Advisor Class
 Net assets, at value                                                                            $ 39,295
                                                                                            =============
 Shares outstanding                                                                                 4,331
                                                                                            =============
 Net asset value and maximum
 offering price per share*                                                                          $9.07
                                                                                            =============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statement of Operations
for the year ended September 30, 1997


                                                                   Franklin      Franklin       Franklin
                                                              Corporate Qualified Rising    Investment Grade
                                                                 Dividend FundDividends Fund   Income Fund
                                                            ------------------------------------------------
Investment income:
 Dividends                                                        $1,194,122    $ 6,469,602           $--
 Interest                                                            250,503        547,152     2,108,623
                                                            ------------------------------------------------
Total investment income                                            1,444,625      7,016,754     2,108,623

Expenses:
 Management fees (Note 3)                                            129,118      2,483,231       182,521
 Distribution fees (Note 3)
  Class I                                                             55,064      1,488,888        71,777
  Class II                                                                --         73,361            --
 Transfer agent fees (Note 3)                                          6,651        399,938        30,779
 Custodian fees                                                          285          3,351           299
 Reports to shareholders                                               5,525        107,620        14,360
 Accounting fees (Note 3)                                             40,000         40,000        40,000
 Registration and filing fees                                         12,796         42,967        27,863
 Professional fees                                                    14,353         26,093        10,155
 Trustees' fees and expenses                                           2,611         29,648         3,511
 Other                                                                   773          8,190         2,642
                                                            ------------------------------------------------
Total expenses                                                       267,176      4,703,287       383,907
                                                            ------------------------------------------------
 Net investment income                                             1,177,449      2,313,467     1,724,716
                                                            ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments                                    5,034     49,210,010       344,319
 Net unrealized appreciation (depreciation)
 on investments                                                      522,548     70,034,445       (78,808)
                                                            ------------------------------------------------
 Net realized and unrealized gain                                    527,582    119,244,455       265,511
                                                            ------------------------------------------------
Net increase in net assets
 resulting from operations                                        $1,705,031   $121,557,922    $1,990,227
                                                            ================================================

See notes to financial statements.

FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended September 30, 1997 and 1996

                             Franklin Corporate Qualified        Franklin          Franklin Investment Grade
                                     Dividend Fund         Rising Dividends Fund          Income Fund
                             --------------------------------------------------------------------------------
                                   1997        1996         1997         1996          1997        1996
                             --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:

  Net investment income        $ 1,177,449 $ 1,269,131   $ 2,313,467 $ 4,050,067   $ 1,724,716$ 1,385,410
  Net realized gain (loss)
 from investments                    5,034    (186,161)   49,210,010  18,376,109       344,319    136,241
  Net unrealized appreciation
 (depreciation) on
 investments                       522,548     (29,860)   70,034,445  22,297,141       (78,808)  (291,022)
                              ===============================================================================
Net increase in net assets
 resulting from operations       1,705,031   1,053,110   121,557,922  44,723,317     1,990,227  1,230,629
 Distributions to shareholders from:
  Net investment income:
   Class I                      (1,127,403) (1,330,351)   (2,490,290) (4,942,788)   (1,686,440)(1,292,338)
   Class II                            --           --        (8,072)    (29,691)          --          --
   Advisor Class                       --           --           --           --        (1,534)        --
  Net realized gains:
   Class I                              --          --   (18,098,843)         --            --         --
   Class II                             --          --      (288,240)         --            --         --
 Capital share transactions (Note 2):
  Class I                       (3,823,540)    275,623    18,867,160 (22,563,818)   13,893,814   (389,824)
  Class II                              --          --     8,231,696   2,463,817            --         --
  Advisor Class                         --          --            --          --        39,376         --
                             --------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                  (3,245,912)     (1,618)  127,771,333  19,650,837    14,235,443   (451,533)
Net assets:
 Beginning of year              27,791,415  27,793,033   281,628,095 261,977,258    29,372,173 29,823,706
                             --------------------------------------------------------------------------------
 End of year                   $24,545,503 $27,791,415  $409,399,428$281,628,095   $43,607,616$29,372,173
                             --------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year                    $ 273,041   $ 222,995           $--   $ 184,895     $ 269,981  $ 233,239
                             --------------------------------------------------------------------------------

See notes to financial statements.

FRANKLIN MANAGED TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

a. Organization:

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of three series (the Funds). The Funds and their investment policies are:

Fund                                                          Objective
Franklin Corporate Qualified Dividend Fund                    Income
Franklin Rising Dividends Fund                                Growth and Income
Franklin Investment Grade Income Fund                         Income

The following summarizes the Funds' significant accounting policies.

b. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The value of auction rate preferred stock is determined based upon quotations readily available in the marketplace. If there are no readily available quotations, the value is based upon the values of comparable traded securities. When market quotations are not readily available for securities held by the Fund, or for comparable securities, then such securities will be valued at par value plus the next accrued dividend, as approved by the Board of Trustees.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions: (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

Effective January 2, 1997, the Franklin Investment Grade Income Fund offered two classes of shares: Class I and Advisor Class. All Fund outstanding shares before that date were designated as Class I shares.

All classes of shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class. Advisor Class shares are offered to certain qualified investors.

At September 30, 1997, there were an unlimited number of shares authorized ($.01 par value). Transactions in each of the Fund's shares were as follows:


                                 Franklin Corporate Qualified  Franklin Rising        Franklin Investment
                                         Dividend Fund         Dividends Fund          Grade Income Fund
                             --------------------------------------------------------------------------------
Class I                               Shares    Amount        Shares     Amount        Shares     Amount
-------------------------------------------------------------------------------------------------------------
Year ended September 30, 1997
 Shares sold                         317,340$ 7,553,837     2,748,993$64,035,322     3,081,133$27,806,195
 Shares issued in reinvestment
 of distributions                     42,345  1,005,884       803,577 16,782,484       148,291  1,335,521
 Shares redeemed                    (520,179)(12,383,261)  (2,754,192)(61,950,646)  (1,688,767)(15,247,902)
                             --------------------------------------------------------------------------------
Net increase (decrease)             (160,494)$(3,823,540)     798,378$18,867,160     1,540,657$13,893,814
                             --------------------------------------------------------------------------------
Year ended September 30, 1996
 Shares sold                         461,688$10,870,468     2,088,118$38,945,585     1,086,667$ 9,800,009
 Shares issued in reinvestment
 of distributions                     49,210  1,157,520       212,015  3,948,319       100,794    909,440
 Shares redeemed                    (499,062)(11,752,365)  (3,505,315)(65,457,722)  (1,227,244)(11,099,273)
                             --------------------------------------------------------------------------------
Net increase (decrease)               11,836  $ 275,623    (1,205,182)$(22,563,818)    (39,783)$ (389,824)
                             --------------------------------------------------------------------------------
2. CAPITAL STOCK (cont.)

                                                               Franklin Rising
                                                               Dividends Fund
                                                            --------------------
Class II                                                      Shares     Amount
--------------------------------------------------------------------------------
Year ended September 30, 1997
 Shares sold                                                  428,747$10,143,144
 Shares issued in reinvestment of distributions                11,554    239,444
 Shares redeemed                                              (93,599)(2,150,892)
                                                            --------------------
Net increase                                                  346,702$ 8,231,696
                                                            ====================
Year ended September 30, 1996
 Shares sold                                                  146,186$ 2,716,874
 Shares issued in reinvestment of distributions                 1,078     20,157
 Shares redeemed                                              (14,322)  (273,214)
                                                            --------------------
Net increase                                                  132,942$ 2,463,817
                                                            ====================

                                                             Franklin Investment
                                                              Grade Income Fund
                                                            --------------------
Advisor Class                                                 Shares     Amount
--------------------------------------------------------------------------------
Period ended September 30, 1997*
 Shares sold                                                 14,121   $127,787
 Shares issued in reinvestment of distributions                 133      1,192
 Shares redeemed                                             (9,923)   (89,603)
                                                            --------------------
Net increase                                                  4,331   $ 39,376
                                                            ====================

*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of Franklin Investment Advisory Services, Inc. (Advisory Services),
Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds pay an investment management fee to Advisory Services based on the average net assets of each Fund as follows:


                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend FundDividends Fund   Grade Income Fund
                                                  -----------------------------------------------------------
Average Daily Net Assets
First $500 million                                              .50%               .75%              .50%
Over $500 million, up to and including $1 billion               .45%               .625%             .45%
In excess of $1 billion                                         .40%               .50%              .40%


3. TRANSACTIONS WITH AFFILIATES (cont.)

Each of the Fund also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Rising Dividends Fund reimburses Distributors up to .50% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, and the Franklin Corporate Qualified Fund and the Franklin Investment Grade Income Fund reimburses Distributors up to .25% per year of the average daily net assets of Class I, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year ended September 30, 1997 as follows:


                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
                                                  ------------------------------------------------------------
Net commissions paid                                      $(4,131)          $(23,776)         $(32,009)
Contingent deferred sales charges                             $--            $ 2,425               $--

The funds paid transfer agent fees of $437,368, of which $386,938 was paid to Investor Services.


4. INCOME TAXES

At September 30, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                  Franklin       Franklin
                             Corporate QualifiedInvestment Grade
                                Dividend Fund   Income Fund
                              ---------------------------------
        Capital loss carryovers expiring in:
         1998                       $ 794,958      $ 70,233
         1999                         226,936       117,414
         2000                         375,717            --
         2002                         328,483            --
         2003                          61,429       254,062
         2004                              --       368,716
         2005                         181,127            --
                               ---------------------------------
                                   $1,968,650      $810,425
                               =================================

On September 30, 1997, the Franklin Corporate Qualified Dividend Fund had expired capital loss carryovers of $1,251,202 which were reclassified to paid-in capital.


4. INCOME TAXES (cont.)

At September 30, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
                                                  -----------------------------------------------------------
Investments at cost                                    $24,630,003       $279,088,215         $44,679,297
                                                  ===========================================================
Unrealized appreciation                                  $ 192,741       $134,488,274           $ 150,031
Unrealized depreciation                                   (217,571)          (502,557)            (34,100)
                                                  -----------------------------------------------------------
Net unrealized appreciation (depreciation)               $ (24,830)      $133,985,717           $ 115,931
                                                  ===========================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1997 were as follows:

                                                     Franklin Corporate   Franklin Rising Franklin Investment
                                                   Qualified Dividend Fund Dividend Fund   Grade Income Fund
                                                  -----------------------------------------------------------
Purchases                                               $2,832,500       $133,160,921         $21,801,372
Sales                                                   $8,567,268       $126,961,555         $10,589,760



FRANKLIN MANAGED TRUST
Report of Independent Accountants

To the Shareholders and Board of Trustees

of Franklin Managed Trust:

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Managed Trust (the Funds), including each Fund's statement of investments in securities and net assets, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the three funds comprising the Franklin Managed Trust as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

October 23, 1997








FRANKLIN MANAGED TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Rising Dividends Fund hereby designates $43,259,215 as a capital gain dividend for the fiscal year ended September 30, 1997.

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Funds as income qualifying for the dividends received deduction for the year ended September 30, 1997.

        Franklin Corporate Qualified Dividend Fund            100.0%
        Franklin Rising Dividends Fund                        100.0%





Franklin Managed Trust Annual Report September 30, 1997

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the portfolio breakdown and sector price stability of the fund's securities on 9/30/97, based on total net assets.

Portfolio Breakdown and Sector Price Stability

Fixed-Rate Preferred Stocks         15.8%
Adjustable-Rate Preferred Stocks    18.9%
Auction-Rate Preferred Stocks       40.0%
Cash & Equivalents                  25.3%

GRAPHIC MATERIAL (2)

This chart shows in pie format the credit quality breakdown of the fund's securities on 9/30/97, based on total net assets.

Credit Quality Breakdown on 9/30/97

AAA         30.59%
A           53.52%
BBB         11.42%
BB           4.47%

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Corporate Qualified Dividend Fund - before taxes to that of the Payden & Rygel 90-Day T-bill Index, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending           Fund        Index
   10/1/1987         98,482       100,000
      Oct-87         94,317       100,800
      Nov-87         94,869       101,264
      Dec-87         93,748       101,648
      Jan-88         93,093       102,157
      Feb-88         95,766       102,627
      Mar-88         94,798       103,119
      Apr-88         96,352       103,573
      May-88         98,319       104,039
      Jun-88         96,114       104,580
      Jul-88         98,559       105,113
      Aug-88         98,378       105,692
      Sep-88         98,380       106,357
      Oct-88         98,935       107,017
      Nov-88         98,935       107,605
      Dec-88         99,073       108,294
      Jan-89        100,776       109,009
      Feb-89        101,631       109,674
      Mar-89        102,253       110,474
      Apr-89        102,446       111,402
      May-89        102,056       112,193
      Jun-89        103,175       113,136
      Jul-89        104,603       113,962
      Aug-89        107,082       114,725
      Sep-89        107,482       115,494
      Oct-89        106,737       116,325
      Nov-89        105,836       117,128
      Dec-89        105,436       117,913
      Jan-90        105,186       118,656
      Feb-90        105,198       119,379
      Mar-90        104,949       120,191
      Apr-90        105,014       120,985
      May-90        106,084       121,819
      Jun-90        106,781       122,623
      Jul-90        106,364       123,506
      Aug-90        106,921       124,334
      Sep-90        106,166       125,167
      Oct-90        104,089       125,955
      Nov-90        105,317       126,736
      Dec-90        106,548       127,636
      Jan-91        108,476       128,415
      Feb-91        111,380       129,082
      Mar-91        116,079       129,831
      Apr-91        119,890       130,506
      May-91        121,299       131,133
      Jun-91        122,191       131,749
      Jul-91        124,326       132,394
      Aug-91        126,119       133,083
      Sep-91        126,738       133,735
      Oct-91        128,735       134,390
      Nov-91        129,659       135,049
      Dec-91        131,320       135,670
      Jan-92        135,855       136,131
      Feb-92        141,154       136,540
      Mar-92        142,350       136,977
      Apr-92        144,794       137,525
      May-92        147,561       137,965
      Jun-92        148,213       138,420
      Jul-92        150,883       138,932
      Aug-92        152,174       139,321
      Sep-92        152,670       139,795
      Oct-92        152,978       140,060
      Nov-92        152,614       140,341
      Dec-92        153,085       140,790
      Jan-93        154,719       141,212
      Feb-93        156,036       141,523
      Mar-93        156,642       141,905
      Apr-93        159,280       142,245
      May-93        160,480       142,573
      Jun-93        160,896       142,943
      Jul-93        162,039       143,315
      Aug-93        162,590       143,702
      Sep-93        162,942       144,090
      Oct-93        163,094       144,421
      Nov-93        163,214       144,768
      Dec-93        163,267       145,188
      Jan-94        164,536       145,580
      Feb-94        164,861       145,813
      Mar-94        164,237       146,206
      Apr-94        163,678       146,543
      May-94        164,006       146,968
      Jun-94        163,855       147,482
      Jul-94        164,494       147,983
      Aug-94        164,445       148,457
      Sep-94        164,119       149,006
      Oct-94        164,210       149,528
      Nov-94        164,369       150,021
      Dec-94        163,926       150,756
      Jan-95        165,241       151,404
      Feb-95        166,158       152,116
      Mar-95        167,362       152,892
      Apr-95        168,429       153,626
      May-95        169,643       154,409
      Jun-95        170,288       155,197
      Jul-95        171,008       155,942
      Aug-95        171,370       156,706
      Sep-95        172,750       157,427
      Oct-95        172,604       158,119
      Nov-95        173,705       158,831
      Dec-95        174,145       159,657
      Jan-96        175,254       160,359
      Feb-96        175,773       161,001
      Mar-96        175,996       161,661
      Apr-96        176,146       162,340
      May-96        177,048       163,038
      Jun-96        177,426       163,739
      Jul-96        177,729       164,427
      Aug-96        178,868       165,183
      Sep-96        179,555       165,976
      Oct-96        181,239       166,656
      Nov-96        182,853       167,373
      Dec-96        182,853       168,076
      Jan-97        183,666       168,832
      Feb-97        185,727       169,474
      Mar-97        186,546       170,186
      Apr-97        187,447       170,917
      May-97        188,351       171,840
      Jun-97        189,100       172,648
      Jul-97        190,169       173,390
      Aug-97        190,606       174,153
      Sep-97        191,603       174,954


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Corporate Qualified Dividend Fund - after taxes to that of the Payden & Rygel 90-Day T-bill Index, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending           Fund        Index
  10/1/1987         98,482             100,000
     Oct-87         94,268             100,528
     Nov-87         94,777             100,833
     Dec-87         93,613             101,086
     Jan-88         92,872             101,415
     Feb-88         95,471             101,718
     Mar-88         94,439             102,035
     Apr-88         95,919             102,327
     May-88         97,808             102,626
     Jun-88         95,548             102,973
     Jul-88         97,909             103,315
     Aug-88         97,660             103,684
     Sep-88         97,593             104,109
     Oct-88         98,073             104,528
     Nov-88         98,003             104,902
     Dec-88         98,069             105,338
     Jan-89         99,677             105,790
     Feb-89        100,451             106,210
     Mar-89        100,994             106,713
     Apr-89        101,112             107,296
     May-89        100,654             107,791
     Jun-89        101,684             108,380
     Jul-89        103,018             108,894
     Aug-89        105,383             109,368
     Sep-89        105,702             109,845
     Oct-89        104,898             110,359
     Nov-89        103,942             110,854
     Dec-89        103,477             111,336
     Jan-90        103,160             111,792
     Feb-90        103,098             112,236
     Mar-90        102,780             112,732
     Apr-90        102,770             113,215
     May-90        103,742             113,723
     Jun-90        104,348             114,211
     Jul-90        103,866             114,745
     Aug-90        104,333             115,245
     Sep-90        103,521             115,747
     Oct-90        101,421             116,221
     Nov-90        102,539             116,689
     Dec-90        103,592             117,228
     Jan-91        105,387             117,693
     Feb-91        108,128             118,091
     Mar-91        112,607             118,536
     Apr-91        116,221             118,936
     May-91        117,511             119,307
     Jun-91        118,297             119,672
     Jul-91        120,287             120,053
     Aug-91        121,943             120,459
     Sep-91        122,463             120,843
     Oct-91        124,313             121,227
     Nov-91        125,126             121,614
     Dec-91        126,631             121,977
     Jan-92        130,928             122,247
     Feb-92        135,958             122,485
     Mar-92        137,035             122,740
     Apr-92        139,311             123,059
     May-92        141,896             123,315
     Jun-92        142,448             123,580
     Jul-92        144,936             123,877
     Aug-92        146,099             124,102
     Sep-92        146,509             124,376
     Oct-92        146,736             124,530
     Nov-92        146,329             124,692
     Dec-92        146,722             124,951
     Jan-93        148,228             125,195
     Feb-93        149,429             125,374
     Mar-93        149,948             125,594
     Apr-93        152,411             125,790
     May-93        153,505             125,978
     Jun-93        153,848             126,191
     Jul-93        154,885             126,404
     Aug-93        155,357             126,626
     Sep-93        155,638             126,848
     Oct-93        155,728             127,038
     Nov-93        155,790             127,236
     Dec-93        155,789             127,476
     Jan-94        156,946             127,700
     Feb-94        157,204             127,832
     Mar-94        156,556             128,057
     Apr-94        155,970             128,248
     May-94        156,229             128,490
     Jun-94        156,032             128,782
     Jul-94        156,584             129,067
     Aug-94        156,480             129,335
     Sep-94        156,113             129,646
     Oct-94        156,142             129,941
     Nov-94        156,236             130,220
     Dec-94        155,754             130,635
     Jan-95        156,942             131,000
     Feb-95        157,743             131,400
     Mar-95        158,815             131,836
     Apr-95        159,757             132,247
     May-95        160,837             132,685
     Jun-95        161,377             133,125
     Jul-95        161,988             133,541
     Aug-95        162,259             133,966
     Sep-95        163,493             134,367
     Oct-95        163,283             134,751
     Nov-95        164,251             135,145
     Dec-95        164,594             135,602
     Jan-96        165,569             135,990
     Feb-96        165,986             136,343
     Mar-96        166,123             136,707
     Apr-96        166,190             137,080
     May-96        166,974             137,463
     Jun-96        167,263             137,847
     Jul-96        167,481             138,223
     Aug-96        168,487             138,637
     Sep-96        169,067             139,069
     Oct-96        170,584             139,440
     Nov-96        172,035             139,830
     Dec-96        171,966             140,211
     Jan-97        172,666             140,621
     Feb-97        174,537             140,969
     Mar-97        175,242             141,354
     Apr-97        176,022             141,749
     May-97        176,805             142,246
     Jun-97        177,442             142,681
     Jul-97        178,378             143,080
     Aug-97        178,722             143,489
     Sep-97        178,739             143,918


GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Rising Dividends Fund - Class I shares to that of the Wilshire MidCap Growth Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending        Fund              Index         Index
 10/1/1987          $9,553            $10,000        $10,000
 10/31/1987         $8,261             $7,212        $10,026
 11/30/1987         $7,877             $6,785        $10,035
 12/31/1987         $8,158             $7,495        $10,035
 1/31/1988          $8,686             $7,712        $10,061
 2/29/1988          $9,082             $8,348        $10,087
 3/31/1988          $9,139             $8,410        $10,131
 4/30/1988          $9,216             $8,342        $10,183
 5/31/1988          $9,216             $8,207        $10,218
 6/30/1988          $9,587             $8,810        $10,262
 7/31/1988          $9,683             $8,603        $10,305
 8/31/1988          $9,558             $8,293        $10,348
 9/30/1988          $9,750             $8,605        $10,418
 10/31/1988         $9,904             $8,622        $10,452
 11/30/1988         $9,623             $8,372        $10,460
 12/31/1988         $9,691             $8,624        $10,478
 1/31/1989          $9,984             $9,054        $10,531
 2/28/1989          $10,004            $9,082        $10,574
 3/31/1989          $10,209            $9,257        $10,635
 4/30/1989          $10,465            $9,777        $10,704
 5/31/1989          $10,859           $10,203        $10,765
 6/30/1989          $10,957            $9,861        $10,791
 7/31/1989          $11,433           $10,587        $10,817
 8/31/1989          $11,552           $10,932        $10,834
 9/30/1989          $11,523           $10,943        $10,869
 10/31/1989         $11,400           $10,496        $10,921
 11/30/1989         $11,440           $10,459        $10,947
 12/31/1989         $11,590           $10,520        $10,965
 1/31/1990          $11,035            $9,552        $11,078
 2/28/1990          $11,176            $9,805        $11,130
 3/31/1990          $11,368           $10,255        $11,191
 4/30/1990          $11,064            $9,757        $11,209
 5/31/1990          $11,613           $10,799        $11,235
 6/30/1990          $11,714           $10,801        $11,295
 7/31/1990          $11,684           $10,381        $11,338
 8/31/1990          $10,659            $8,950        $11,443
 9/30/1990          $10,224            $8,176        $11,539
 10/31/1990         $10,090            $7,777        $11,608
 11/30/1990         $11,041            $8,647        $11,633
 12/31/1990         $11,621            $9,162        $11,633
 1/31/1991          $12,015           $10,027        $11,703
 2/28/1991          $13,103           $10,959        $11,721
 3/31/1991          $13,638           $11,654        $11,738
 4/30/1991          $13,753           $11,565        $11,756
 5/31/1991          $14,399           $12,207        $11,791
 6/30/1991          $14,059           $11,661        $11,825
 7/31/1991          $14,468           $12,294        $11,843
 8/31/1991          $14,782           $12,763        $11,878
 9/30/1991          $14,892           $12,777        $11,930
 10/31/1991         $15,039           $13,111        $11,948
 11/30/1991         $14,860           $12,563        $11,982
 12/31/1991         $15,798           $14,239        $11,991
 1/31/1992          $15,893           $14,665        $12,009
 2/29/1992          $15,872           $14,913        $12,052
 3/31/1992          $15,634           $14,318        $12,113
 4/30/1992          $15,793           $13,977        $12,130
 5/31/1992          $16,059           $13,802        $12,147
 6/30/1992          $15,797           $13,176        $12,191
 7/31/1992          $16,417           $13,898        $12,217
 8/31/1992          $16,225           $13,607        $12,251
 9/30/1992          $16,519           $13,845        $12,285
 10/31/1992         $16,713           $14,410        $12,328
 11/30/1992         $17,249           $15,514        $12,345
 12/31/1992         $17,437           $15,989        $12,337
 1/31/1993          $17,265           $16,350        $12,397
 2/28/1993          $17,006           $15,799        $12,441
 3/31/1993          $17,141           $16,284        $12,484
 4/30/1993          $16,535           $15,604        $12,519
 5/31/1993          $16,740           $16,493        $12,537
 6/30/1993          $16,551           $16,602        $12,554
 7/31/1993          $16,562           $16,454        $12,554
 8/31/1993          $16,834           $17,288        $12,589
 9/30/1993          $16,839           $17,722        $12,616
 10/31/1993         $17,079           $17,816        $12,668
 11/30/1993         $16,643           $17,538        $12,676
 12/31/1993         $16,828           $18,508        $12,676
 1/31/1994          $17,058           $19,161        $12,711
 2/28/1994          $16,434           $19,263        $12,754
 3/31/1994          $15,631           $18,117        $12,797
 4/30/1994          $15,653           $18,189        $12,815
 5/31/1994          $15,862           $17,911        $12,824
 6/30/1994          $15,828           $17,008        $12,868
 7/31/1994          $15,972           $17,423        $12,902
 8/31/1994          $16,657           $18,915        $12,954
 9/30/1994          $16,269           $18,765        $12,989
 10/31/1994         $16,203           $19,223        $12,998
 11/30/1994         $15,803           $18,372        $13,015
 12/31/1994         $15,958           $18,677        $13,015
 1/31/1995          $16,371           $18,680        $13,067
 2/28/1995          $16,863           $19,801        $13,119
 3/31/1995          $17,227           $20,532        $13,163
 4/30/1995          $17,350           $20,838        $13,206
 5/31/1995          $17,979           $21,179        $13,233
 6/30/1995          $18,176           $22,512        $13,259
 7/31/1995          $18,615           $24,403        $13,259
 8/31/1995          $18,908           $24,776        $13,293
 9/30/1995          $19,574           $25,467        $13,320
 10/31/1995         $19,393           $24,571        $13,364
 11/30/1995         $20,388           $25,861        $13,355
 12/31/1995         $20,785           $25,954        $13,345
 1/31/1996          $21,207           $26,403        $13,424
 2/29/1996          $21,469           $27,390        $13,467
 3/31/1996          $21,422           $27,722        $13,537
 4/30/1996          $21,342           $29,366        $13,590
 5/31/1996          $21,948           $30,244        $13,616
 6/30/1996          $22,166           $28,595        $13,624
 7/31/1996          $21,455           $26,148        $13,650
 8/31/1996          $21,948           $28,054        $13,676
 9/30/1996          $23,065           $29,381        $13,719
 10/31/1996         $23,767           $28,549        $13,763
 11/30/1996         $25,414           $30,157        $13,789
 12/31/1996         $25,653           $29,758        $13,789
 1/31/1997          $26,156           $30,621        $13,834
 2/28/1997          $26,867           $30,043        $13,876
 3/31/1997          $26,030           $28,207        $13,911
 4/30/1997          $26,682           $29,172        $13,929
 5/31/1997          $28,712           $31,584        $13,921
 6/30/1997          $29,732           $32,680        $13,938
 7/31/1997          $32,271           $34,991        $13,954
 8/31/1997          $31,605           $34,721        $13,981
 9/30/1997          $33,236           $37,006        $14,016


GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Rising Dividends Fund - Class II shares to that of the Wilshire MidCap Growth Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 9/30/97.

Period Ending       Fund               Index          Index

  5/1/1995          $9,897             $10,000        $10,000
 5/31/1995          $10,282            $10,164        $10,020
 6/30/1995          $10,390            $10,803        $10,040
 7/31/1995          $10,635            $11,711        $10,040
 8/31/1995          $10,796            $11,890        $10,066
 9/30/1995          $11,169            $12,222        $10,086
 10/31/1995         $11,059            $11,791        $10,120
 11/30/1995         $11,622            $12,411        $10,112
 12/31/1995         $11,842            $12,455        $10,105
 1/31/1996          $12,076            $12,671        $10,165
 2/29/1996          $12,219            $13,145        $10,198
 3/31/1996          $12,184            $13,304        $10,251
 4/30/1996          $12,125            $14,093        $10,291
 5/31/1996          $12,471            $14,514        $10,310
 6/30/1996          $12,591            $13,723        $10,316
 7/31/1996          $12,180            $12,548        $10,336
 8/31/1996          $12,461            $13,463        $10,356
 9/30/1996          $13,086            $14,100        $10,389
 10/31/1996         $13,479            $13,701        $10,422
 11/30/1996         $14,402            $14,472        $10,442
 12/31/1996         $14,533            $14,281        $10,442
 1/31/1997          $14,818            $14,695        $10,475
 2/28/1997          $15,209            $14,417        $10,508
 3/31/1997          $14,735            $13,537        $10,534
 4/30/1997          $15,090            $14,000        $10,548
 5/31/1997          $16,235            $15,157        $10,541
 6/30/1997          $16,809            $15,683        $10,554
 7/31/1997          $18,228            $16,792        $10,567
 8/31/1997          $17,850            $16,663        $10,587
 9/30/1997          $18,761            $17,759        $10,613


GRAPHIC MATERIAL (7)

This chart shows in pie format the credit quality of the fund's securities on 9/30/97, based on total net assets.

Credit Quality Breakdown on 9/30/97

AAA         71.80%
AA           4.56%
A           23.64%

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Investment Grade Income Fund - Class I shares to that of the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending           Fund        Index       Index

      Oct 1-87         9573         10000             10,000
        Oct-87        9,738        10,375             10,026
        Nov-87        9,847        10,440             10,035
        Dec-87        9,913        10,583             10,035
        Jan-88       10,149        10,946             10,061
        Feb-88       10,307        11,072             10,087
        Mar-88       10,294        10,963             10,131
        Apr-88       10,282        10,899             10,183
        May-88       10,281        10,826             10,218
        Jun-88       10,420        11,071             10,262
        Jul-88       10,427        11,008             10,305
        Aug-88       10,458        11,036             10,348
        Sep-88       10,549        11,278             10,418
        Oct-88       10,616        11,478             10,452
        Nov-88       10,599        11,348             10,460
        Dec-88       10,631        11,386             10,478
        Jan-89       10,725        11,538             10,531
        Feb-89       10,732        11,450             10,574
        Mar-89       10,790        11,511             10,635
        Apr-89       10,873        11,755             10,704
        May-89       11,008        12,044             10,765
        Jun-89       11,144        12,437             10,791
        Jul-89       11,332        12,695             10,817
        Aug-89       11,236        12,499             10,834
        Sep-89       11,270        12,554             10,869
        Oct-89       11,419        12,871             10,921
        Nov-89       11,503        12,987             10,947
        Dec-89       11,534        13,007             10,965
        Jan-90       11,443        12,828             11,078
        Feb-90       11,516        12,857             11,130
        Mar-90       11,520        12,858             11,191
        Apr-90       11,482        12,740             11,209
        May-90       11,709        13,109             11,235
        Jun-90       11,840        13,321             11,295
        Jul-90       11,983        13,487             11,338
        Aug-90       11,927        13,291             11,443
        Sep-90       11,972        13,401             11,539
        Oct-90       12,074        13,580             11,608
        Nov-90       12,250        13,876             11,633
        Dec-90       12,342        14,085             11,633
        Jan-91       12,477        14,243             11,703
        Feb-91       12,627        14,365             11,721
        Mar-91       12,742        14,465             11,738
        Apr-91       12,904        14,631             11,756
        May-91       12,990        14,700             11,791
        Jun-91       12,986        14,683             11,825
        Jul-91       13,135        14,868             11,843
        Aug-91       13,394        15,210             11,878
        Sep-91       13,639        15,528             11,930
        Oct-91       13,807        15,667             11,948
        Nov-91       13,976        15,823             11,982
        Dec-91       14,389        16,356             11,991
        Jan-92       14,218        16,114             12,009
        Feb-92       14,238        16,200             12,052
        Mar-92       14,179        16,111             12,113
        Apr-92       14,297        16,207             12,130
        May-92       14,482        16,522             12,147
        Jun-92       14,702        16,765             12,191
        Jul-92       15,071        17,194             12,217
        Aug-92       15,210        17,347             12,251
        Sep-92       15,440        17,583             12,285
        Oct-92       15,251        17,314             12,328
        Nov-92       15,163        17,298             12,345
        Dec-92       15,275        17,596             12,337
        Jan-93       15,530        17,979             12,397
        Feb-93       15,889        18,353             12,441
        Mar-93       15,920        18,416             12,484
        Apr-93       16,074        18,557             12,519
        May-93       16,024        18,548             12,537
        Jun-93       16,257        18,969             12,554
        Jul-93       16,314        19,091             12,554
        Aug-93       16,620        19,530             12,589
        Sep-93       16,641        19,598             12,616
        Oct-93       16,682        19,678             12,668
        Nov-93       16,597        19,456             12,676
        Dec-93       16,657        19,542             12,676
        Jan-94       16,843        19,835             12,711
        Feb-94       16,594        19,402             12,754
        Mar-94       16,381        18,927             12,797
        Apr-94       16,295        18,770             12,815
        May-94       16,301        18,736             12,824
        Jun-94       16,325        18,693             12,868
        Jul-94       16,516        19,067             12,902
        Aug-94       16,540        19,074             12,954
        Sep-94       16,471        18,786             12,989
        Oct-94       16,495        18,766             12,998
        Nov-94       16,445        18,732             13,015
        Dec-94       16,464        18,856             13,015
        Jan-95       16,668        19,218             13,067
        Feb-95       16,892        19,664             13,119
        Mar-95       16,963        19,795             13,163
        Apr-95       17,111        20,070             13,206
        May-95       17,435        20,911             13,233
        Jun-95       17,585        21,079             13,259
        Jul-95       17,599        20,996             13,259
        Aug-95       17,730        21,265             13,293
        Sep-95       17,823        21,482             13,320
        Oct-95       17,967        21,798             13,364
        Nov-95       18,171        22,158             13,355
        Dec-95       18,277        22,483             13,345
        Jan-96       18,403        22,623             13,424
        Feb-96       18,228        22,143             13,467
        Mar-96       18,214        21,957             13,537
        Apr-96       18,180        21,806             13,590
        May-96       18,186        21,769             13,616
        Jun-96       18,314        22,060             13,624
        Jul-96       18,361        22,111             13,650
        Aug-96       18,408        22,058             13,676
        Sep-96       18,579        22,451             13,719
        Oct-96       18,793        22,974             13,763
        Nov-96       18,944        23,396             13,789
        Dec-96       18,915        23,137             13,789
        Jan-97       18,963        23,164             13,834
        Feb-97       19,012        23,213             13,876
        Mar-97       18,976        22,937             13,911
        Apr-97       19,088        23,272             13,929
        May-97       19,201        23,488             13,921
        Jun-97       19,314        23,770             13,938
        Jul-97       19,514        24,497             13,954
        Aug-97       19,499        24,223             13,981
        Sep-97       19,635        24,603             14,016
Total Return         96.35%       146.03%             40.16%


GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Investment Grade Income Fund - Advisor Class shares to that of the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending           Fund        Index       Index

      Oct-87          10,000      10,000     10,000
      Oct-87          10,172      10,375     10,026
      Nov-87          10,286      10,440     10,035
      Dec-87          10,355      10,583     10,035
      Jan-88          10,601      10,946     10,061
      Feb-88          10,766      11,072     10,087
      Mar-88          10,753      10,963     10,131
      Apr-88          10,740      10,899     10,183
      May-88          10,739      10,826     10,218
      Jun-88          10,885      11,071     10,262
      Jul-88          10,892      11,008     10,305
      Aug-88          10,924      11,036     10,348
      Sep-88          11,019      11,278     10,418
      Oct-88          11,089      11,478     10,452
      Nov-88          11,071      11,348     10,460
      Dec-88          11,105      11,386     10,478
      Jan-89          11,203      11,538     10,531
      Feb-89          11,211      11,450     10,574
      Mar-89          11,271      11,511     10,635
      Apr-89          11,358      11,755     10,704
      May-89          11,499      12,044     10,765
      Jun-89          11,641      12,437     10,791
      Jul-89          11,838      12,695     10,817
      Aug-89          11,737      12,499     10,834
      Sep-89          11,773      12,554     10,869
      Oct-89          11,928      12,871     10,921
      Nov-89          12,016      12,987     10,947
      Dec-89          12,048      13,007     10,965
      Jan-90          11,953      12,828     11,078
      Feb-90          12,029      12,857     11,130
      Mar-90          12,033      12,858     11,191
      Apr-90          11,994      12,740     11,209
      May-90          12,231      13,109     11,235
      Jun-90          12,367      13,321     11,295
      Jul-90          12,517      13,487     11,338
      Aug-90          12,459      13,291     11,443
      Sep-90          12,505      13,401     11,539
      Oct-90          12,612      13,580     11,608
      Nov-90          12,796      13,876     11,633
      Dec-90          12,892      14,085     11,633
      Jan-91          13,033      14,243     11,703
      Feb-91          13,190      14,365     11,721
      Mar-91          13,310      14,465     11,738
      Apr-91          13,479      14,631     11,756
      May-91          13,569      14,700     11,791
      Jun-91          13,565      14,683     11,825
      Jul-91          13,721      14,868     11,843
      Aug-91          13,991      15,210     11,878
      Sep-91          14,247      15,528     11,930
      Oct-91          14,422      15,667     11,948
      Nov-91          14,599      15,823     11,982
      Dec-91          15,031      16,356     11,991
      Jan-92          14,851      16,114     12,009
      Feb-92          14,873      16,200     12,052
      Mar-92          14,811      16,111     12,113
      Apr-92          14,934      16,207     12,130
      May-92          15,128      16,522     12,147
      Jun-92          15,357      16,765     12,191
      Jul-92          15,743      17,194     12,217
      Aug-92          15,887      17,347     12,251
      Sep-92          16,128      17,583     12,285
      Oct-92          15,931      17,314     12,328
      Nov-92          15,839      17,298     12,345
      Dec-92          15,956      17,596     12,337
      Jan-93          16,222      17,979     12,397
      Feb-93          16,597      18,353     12,441
      Mar-93          16,630      18,416     12,484
      Apr-93          16,790      18,557     12,519
      May-93          16,739      18,548     12,537
      Jun-93          16,982      18,969     12,554
      Jul-93          17,041      19,091     12,554
      Aug-93          17,360      19,530     12,589
      Sep-93          17,382      19,598     12,616
      Oct-93          17,425      19,678     12,668
      Nov-93          17,337      19,456     12,676
      Dec-93          17,399      19,542     12,676
      Jan-94          17,594      19,835     12,711
      Feb-94          17,334      19,402     12,754
      Mar-94          17,111      18,927     12,797
      Apr-94          17,021      18,770     12,815
      May-94          17,028      18,736     12,824
      Jun-94          17,052      18,693     12,868
      Jul-94          17,252      19,067     12,902
      Aug-94          17,277      19,074     12,954
      Sep-94          17,205      18,786     12,989
      Oct-94          17,231      18,766     12,998
      Nov-94          17,178      18,732     13,015
      Dec-94          17,197      18,856     13,015
      Jan-95          17,410      19,218     13,067
      Feb-95          17,645      19,664     13,119
      Mar-95          17,719      19,795     13,163
      Apr-95          17,874      20,070     13,206
      May-95          18,212      20,911     13,233
      Jun-95          18,369      21,079     13,259
      Jul-95          18,383      20,996     13,259
      Aug-95          18,520      21,265     13,293
      Sep-95          18,617      21,482     13,320
      Oct-95          18,768      21,798     13,364
      Nov-95          18,981      22,158     13,355
      Dec-95          19,092      22,483     13,345
      Jan-96          19,224      22,623     13,424
      Feb-96          19,041      22,143     13,467
      Mar-96          19,026      21,957     13,537
      Apr-96          18,990      21,806     13,590
      May-96          18,996      21,769     13,616
      Jun-96          19,131      22,060     13,624
      Jul-96          19,180      22,111     13,650
      Aug-96          19,229      22,058     13,676
      Sep-96          19,408      22,451     13,719
      Oct-96          19,630      22,974     13,763
      Nov-96          19,789      23,396     13,789
      Dec-96          19,758      23,137     13,789
      Jan-97          19,808      23,164     13,834
      Feb-97          19,871      23,213     13,876
      Mar-97          19,814      22,937     13,911
      Apr-97          19,957      23,272     13,929
      May-97          20,075      23,488     13,921
      Jun-97          20,175      23,770     13,938
      Jul-97          20,387      24,497     13,954
      Aug-97          20,398      24,223     13,981
      Sep-97         $20,521      24,603     14,016

Total Return         105.21%     146.03%     40.16%